Location/Identification

MINFILE Number: 093O 009

Name(s): PINE

Status: Showing

Mining Division: Liard

Electoral District: Peace River South

Regions: British Columbia

Forest District: Peace Forest District

BCGS Map: 093O057

NTS Map: 093O10E

Latitude: 55 31 45 N

Longitude: 122 36 53 W

Elevation: 760 metres

Location Accuracy: Within 500M

UTM Zone: 10 (NAD 83)

Northing: 6153747

Easting: 524320

Comments: Located on the south side of John Hart Highway, on the south side of Pine River, 2.5 kilometres due east of Link Creek (Assessment Report 20372).

Mineral Occurrence

Commodities: Vanadium

Minerals

Significant: Unknown

Mineralization Age: Unknown

Deposit

Character: Disseminated

Classification: Industrial Min.

Dimension: 200x100x0 metres

Comments: The vanadium was probably deposited syngenetically with possible epigenitic enrichment also occuring.

Host Rock

Dominant Host Rock: Sedimentary

Stratigraphic Age	Group	Formation	Igneous/Metamorphic/Other
Triassic	Undefined Group	Sulphur Mountain	-----

Isotopic Age	Dating Method	Material Dated
---	---	---

Lithology: Calcareous Mudstone, Calcareous Siltstone

Geological Setting

Tectonic Belt: Foreland

Physiographic Area: Hart Ranges

Terrane: Ancestral North America

Inventory

Ore Zone: SHOWING

Year: 1990

Category: Assay/analysis

Report On: N

NI 43-101: N

Sample Type: Grab

Commodity	Grade
Vanadium	0.4700 per cent

Comments: The highest of several samples taken.

Reference: Assessment Report 20372.

Capsule Geology

The area of the Pine showing is underlain by the Lower, Middle and Upper Triassic Sulphur Mountain Formation consisting of calcareous mudstone or siltstone. The sequence, where exposed, has a strike averaging 125 degrees with a dip averaging 35 degrees west. The rocks are gently folded and have a shallow northward plunge.

Sampling has defined a vanadium-bearing zone with a length of 200 metres and an estimated true width of 100 metres. Several assayed samples range in value from 0.219 to 0.470 per cent vanadium (Assessment Report 20372). Reports indicate that it is not visually possible to separate unmineralized rock from mineralized.

Bibliography

EMPR ASS RPT *20372
EMPR FIELDWORK 1991, pp. 433-440
GSC OF 925
GSC MAP 11-1961

Date Coded:	1992/01/22	**Coded By:**	Garry J. Payie(GJP)	**Field Check:**	N
Date Revised:	1992/01/22	**Revised By:**	Garry J. Payie(GJP)	**Field Check:**	N